PROSPECTUS SUPPLEMENT -- AUG. 10, 2005

American Express Investors Certificate
     (April 27, 2005) S-6037 W
American Express Investors Certificate
     (for selected investors) (April 27, 2005) S-6040 K
American Express Stock Market Certificate
     (April 27, 2005) S-6038 M

Effective immediately, the 24- and 36-month terms will no longer be offered for the American Express Investors Certificate and American Express Investors Certificate (for selected investors) new terms and renewals.

Effective Oct. 1, 2005, Ameriprise Certificate Company will stop issuing the American Express Investors Certificate, the American Express Investors Certificate (for selected investors) and the American Express Stock Market Certificate distributed through American Express Bank International. Existing clients will be allowed to renew their certificates as explained in the prospectus, except that 24- and 36-month terms will not be available for renewals of the American Express Investors Certificate and American Express Investors Certificate (for selected investors).

For American Express Stock Market Certificates distributed through American Express Bank International, renewals with term effective dates on or after Oct. 19, 2005, will be subject to a maximum cap of 5%.

S-6037-3 C (8/05)